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                                                                  EXHIBIT (e)(3)


                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                             DISTRIBUTION AGREEMENT
                                 BY AND BETWEEN
                                 NORTHERN FUNDS
                                       AND
                       SUNSTONE DISTRIBUTION SERVICES, LLC
                             DATED DECEMBER 21, 1998

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:

Growth Equity Fund                           U.S. Government Money Market Fund
Income Equity Fund                           International Fixed Income Fund
Small Cap Fund                               California Municipal Money Market Fund
Select Equity Fund                           Stock Index Fund
International Growth Equity Fund             Florida Intermediate Tax-Exempt Fund
International Select Equity Fund             Arizona Tax-Exempt Fund
Technology Fund                              California Intermediate Tax-Exempt Fund
Municipal Money Market Fund                  California Tax-Exempt Fund
U.S. Government Select Money Market Fund     Short-Intermediate U.S. Government Fund
Fixed Income Fund                            Small Cap Index Fund
U.S. Government Fund                         Mid Cap Growth Fund
Intermediate Tax-Exempt Fund                 High Yield Municipal Fund
Tax-Exempt Fund                              High Yield Fixed Income Fund
Money Market Fund

      All signatures need not appear on the same copy of this Amended and Restated Schedule A.

            NORTHERN FUNDS

            By: /s/ Silas S. Cathcart
                ----------------------------

            Title: President
                   -------------------------

            Date:  December 21, 1998
                   --------------------------

            SUNSTONE DISTRIBUTION SERVICES, LLC

            By: /s/ Miriam M. Allison
                ----------------------------

            Title: President
                   -------------------------

            Date:  December 21, 1998
                   --------------------------